SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.          )

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Filed by a party other than the Registrant [  ]

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//          Preliminary Proxy Statement

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//          Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

//          Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price International Funds, Inc. 002-65539/811-2958

________________________________________________________________

(Name of Registrant as Specified in its Charter)

T. Rowe Price Emerging Europe & Mediterranean Fund 002-65539/811-2958

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(Name of Person(s) Filing Proxy Statement)

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                        [   ] Fee paid previously with preliminary materials.

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identify the filing for which the offsetting fee was paid previously. Identify the previous

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T. Rowe Price Emerging Europe & Mediterranean Fund

(the “Fund”)

100 East Pratt Street

Baltimore, MD  21202

We recently sent you proxy materials regarding a Special Meeting of Shareholders scheduled to be held on February 8, 2012.   Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately.  You and all other Fund shareholders will benefit from your cooperation.

The Fund’s Board of Directors recommends a vote “FOR” the proposal to approve an amendment to the Fund’s investment objective, all as detailed in your proxy statement.  A copy of the proxy statement is available by calling the toll free number shown below.

1-800-545-3393

Your vote is urgently needed!

Please vote now to be sure your vote is received in time for the

February 8, 2012

Special Meeting of Shareholders.

Voting takes only a few minutes. Thank you for your participation in this important matter.

The T. Rowe Price Emerging Europe & Mediterranean Fund has made it very easy for you to vote.  Choose one of the following methods:

•        Speak to a live proxy specialist by calling 1-800-545-3393. We can answer your questions and record your vote. (Open: M-F 8am – 10pm, Sat 11am – 5pm ET)

•        Log on to the website noted on your card, enter your control number printed on the card, and vote by following the on-screen prompts.

•        Call  the phone number on your card, enter the control number printed on the card, and follow the touchtone prompts.

•        Mail  in your signed card in the envelope provided.

TRPEEM-R